Exhibit 10.7A

AMENDMENT NO. TWO
TO BUILD-TO-SUIT LEASE

THIS AMENDMENT NO. TWO (“Amendment”) is made and entered into as of January 31, 2005 by and between SLOUGH BTC, LLC, a Delaware limited liability company (“Landlord”) and RIGEL PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.            Landlord and Tenant are partners to that certain Build-To-Suit Lease dated as of May 16, 2001 (the “Original Lease”), as amended by the Amendment No. One to Build-to-Suit Lease dated October 18, 2002 (the “First Amendment”, and the Original Lease and the First Amendment being referred to herein collectively as the “Lease”), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord approximately 146,910 square feet in the Britannia Oyster Point business park.

B.            The parties wish to amend the Lease to provide for, inter alia, (i) a decrease in the amount of $963,109 in the Tenant Improvement Allowance to be provided by Landlord, and (ii) a credit of $963,109 against the rent deferral payment of $2,290,000 due on the first day of Month 25 (February 1, 2005) under Section 3 of the First Amendment, all subject to the terms and conditions set forth herein.

C.            Unless otherwise defined herein, all capitalized terms have the meanings assigned to them in the Lease.

THEREFORE, the parties agrees as follows:

1.             Decrease in Tenant Improvement Allowance.  The Tenant Improvement Allowance, as adjusted by Section 1 of the First Amendment, is hereby decreased by $963,109.

2.             Rent Deferral Payment.  The $2,290,000 rent deferral payment due on February 1, 2005 is hereby reduced to $1,326,891.

3.             No Further Modifications.  Unless otherwise defined herein, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[signatures follow on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment No. Two as of the date first set forth above.

LANDLORD:	SLOUGH BTC, LLC,
a Delaware limited liability company

	By:	SLOUGH ESTATES USA INC.,
a Delaware corporation, Its Managing Member

		By:	/s/ Jonathan M. Bergschneider
Jonathan M. Bergschneider

		Its:	Vice President

TENANT:	RIGEL PHARMACEUTICALS, INC.
a Delaware corporation

	By:	/s/ James Welch

	Its:	CFO

By:

Its:

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